Prospectus Supplement

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK FUNDS II	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK FUNDS III	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK STRATEGIC SERIES

Supplement dated June 1, 2018 to the current Summary Prospectus, as may be supplemented

Effective immediately, the following sentence in the introductory paragraph to the Shareholder Fees and expenses table in the summary prospectus for each series of the trusts listed above with Class A shares is revised as follows:

Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the prospectus – Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.